J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Equity Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 20, 2019

to the Prospectuses dated November 1, 2018, as supplemented

Effective immediately, the following is added as the last bullet point in the “Investing with J.P. Morgan Funds — Funds Subject To A Limited Offering — JPMorgan Small Cap Equity Fund” section:

•	Named investment professionals listed in the Fund’s prospectus may utilize the Fund for both new accounts and existing Fund accounts.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-SCE-819